THIRD AMENDMENT AND CONSENT

                  THIRD AMENDMENT AND CONSENT dated as of September 30, 1996 (this "Amendment"), among TWS FUNDING, INC., a Delaware corporation (the "Borrower"), FLAGSTAR CORPORATION, a Delaware corporation ("Flagstar"), and each financial institution executing this Amendment as a "Lender" (each, a "Lender").

                  PRELIMINARY STATEMENTS:

                  1. The Borrower, Flagstar and the Lender Parties, the Co-Administrative Agents and the Funding Agent referred to therein have entered into a Second Amended and Restated Credit Agreement dated as of April 10, 1996 (as amended to date, the "Credit Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein).

                  2. The Borrower and Flagstar have requested that the Lenders agree (a) to amend certain provisions of the Credit Agreement as herein provided and (b) to consent to a variance from Section 5.02(m) of the Credit Agreement to the extent required to permit a change to Flagstar's fiscal year end as described on Schedule I hereto.

                  3. The Lenders have expressed their willingness to grant the Borrower's and Flagstar's requests on the terms and conditions set forth below.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                  SECTION 1. Amendments to the Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

                  (a) Section 5.04(a) is amended by deleting therefrom the ratio set opposite each of the Rolling Periods set forth below and substituting therefor the ratio set forth below opposite each such Rolling Period:


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                  Rolling Periods Ending                 Ratio
                  ----------------------                 -----
                  September 30, 1996                  8.40 : 1.00
                  December 31, 1996                   8.40 : 1.00
                  March 31, 1997                      8.70 : 1.00
                  June 30, 1997                       8.60 : 1.00
                  September 30, 1997                  8.20 : 1.00
                  December 31, 1997                   8.20 : 1.00
                  March 31, 1998                      8.10 : 1.00

                  (b) Section 5.04(b) is amended by deleting therefrom the ratio set opposite each of the Rolling Periods set forth below and substituting therefor the ratio set forth below opposite each such Rolling Period:

                  Rolling Periods Ending                  Ratio
                  ----------------------                  -----
                  September 30, 1996                   4.00 : 1.00
                  December 31, 1996                    4.05 : 1.00
                  March 31, 1997                       4.25 : 1.00
                  June 30, 1997                        4.25 : 1.00
                  September 30, 1997                   4.05 : 1.00
                  December 31, 1997                    4.00 : 1.00
                  March 31, 1998                       3.90 : 1.00

                  (c) Section 5.04(c) is amended by deleting therefrom the ratio set opposite each of the Rolling Periods set forth below and substituting therefor the ratio set forth below opposite each such Rolling Period:

                  Rolling Periods Ending                  Ratio
                  ----------------------                  -----
                  September 30, 1996                   1.00 : 1.00
                  December 31, 1996                    1.05 : 1.00
                  March 31, 1997                       1.00 : 1.00
                  June 30, 1997                        1.03 : 1.00
                  September 30, 1997                   1.05 : 1.00
                  December 31, 1997                    1.05 : 1.00
                  March 31, 1998                       1.10 : 1.00

                  (d)  Section   5.04(d)  is  amended  by  deleting  the  amount
"$115,000,000"   set  opposite   "Fiscal  Year  Ending  in  December  1997"  and
substituting therefor the amount "$100,000,000."

                  SECTION 2 Consent. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereof, the Required Lenders hereby consent to a variance from Section 5.02(m) of the Credit Agreement to the extent required to permit a change to Flagstar's fiscal year as described on Schedule I hereto.

                  SECTION 3. Conditions of Effectiveness. This Amendment shall become effective when, and only when (a) the Funding Agent shall have received counterparts of this Amendment executed by the Borrower, Flagstar and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Funding Agent that such Lenders have executed this Amendment, (b) the Funding Agent shall have received the Consent attached hereto, signed by each Guarantor and Grantor (as such term is defined in the Security Agreement) and (c) the Funding Agent shall have received a certificate, dated the date of receipt thereof by the Funding Agent, in form and substance satisfactory to the Funding Agent, signed by a duly authorized officer of Flagstar, to the effect that (i) the representations and warranties set forth in Section 4 hereof are correct on and as of the date of such certificate as though made on and as of such date and
(ii) no event has occurred and is continuing that constitutes a Default.

                  SECTION 4. Representations and Warranties. Flagstar represents and warrants as follows:

                  (a) The execution, delivery and performance by each Loan Party of this Amendment and the Credit Agreement, as amended hereby, and the consummation of the transactions contemplated hereby and thereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action on the part of such Loan Party, and do not (i) contravene such Loan Party's charter or by-laws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934, as amended), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time), order, writ, judgment, injunction, decree, determination or award applicable to any Loan Party, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan
         Party, any of its Subsidiaries or any of their properties or (iv) result in or require the creation or imposition of any Lien (other than Liens created by or permitted under the Loan Documents) upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries except, as to (ii) and (iii) above, as would not, and would not be reasonably likely to, have a Material Adverse Effect.

                  (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery, recordation, filing or performance by any Loan Party of this Amendment or the Credit Agreement, as amended hereby, except those authorizations, approvals, actions, notices and filings which have been duly obtained, take, given, or made and are in full force and effect.

                  (c) This Amendment and the Consent have been duly executed and delivered by each Loan Party party thereto. The Credit Agreement, as amended hereby, is the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                  SECTION 5. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the Credit Agreement, "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby.

                  (b) Except as specifically provided, the Credit Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Co-Administrative Agent or the Funding Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Borrowers


                              TWS FUNDING, INC.


                              By:
                                  ----------------------------------------------
                                  Title:  Vice President and Treasurer


                              FLAGSTAR CORPORATION


                              By:
                                  ----------------------------------------------
                                  Title:  Vice President and Treasurer


Lenders

                                  ---------------------------------------------
                                  [Print or type name of institution]



                              By:
                                 -----------------------------------------------
                                  Title:



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